EXHIBIT 10.84

MASTER LEASE NO. 4 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 4 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 4 AMENDMENT AGREEMENT (hereinafter this “Agreement” ) is dated as of the 11th day of December, 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated November 5, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 4 Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to certain properties.

D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from December 12, 2003 through April 30, 2004, be equal to Thirty Four Million Two Hundred Ninety Seven Thousand Five Hundred Four and 89/100 Dollars ($34,297,504.89) per annum, and, for Rent

Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Exhibit C. Effective as of December 12, 2003, Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

5. Exhibit A Amendments. Tenant and Lessor hereby further amend the Lease in the manner provided in Exhibit A attached hereto and made a part hereof.

6. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

8. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

10. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

11. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

12. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney

T. Richard Riney, Executive Vice President, General Counsel and Secretary

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Tracey Maxwell, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President of Corporate Legal Affairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Tracey Maxwell

Notary Public

My Commission Expires:

December 19, 2006
[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Tracey Maxwell, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President of Corporate Legal Affairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Tracey Maxwell

Notary Public

My Commission Expires:

December 19, 2006
[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 11th day of December, 2003, personally came before me Dana J. Baker, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this 11th day of December, 2003.

/s/ Dana J. Baker

Notary Public

My Commission Expires:

March 28, 2005
[Notarial Stamp/Seal]

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:	/s/ James S. Ely, III

Name:	James S. Ely, III
Title:	Managing Director

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

This 5th day of December, 2003, personally came before me Bernadette M. Sullivan, a Notary Public in and for said County and State, James S. Ely, III, who being by me duly sworn, says that he is the Managing Director of JPMORGAN CHASE BANK, a New York banking corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Managing Director acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Bernadette M. Sullivan

Notary Public

My Commission Expires:

June 30, 2006
[Notarial Stamp/Seal]

Exhibit A

Additional Amendments to Lease

Lessor and Tenant hereby further amend the Lease in the following respects:

(a)	Section 1.3.5 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc.”.

(b)	The definition of “Master Lease Leased Properties” contained in Section 2.1 of the Lease is hereby amended and restated in its entirety as follows: ““Master Lease Leased Properties”: The Leased Properties under Amended and Restated Master Lease Agreement No. 4 dated as of the Effective Date and entered into by Ventas Realty, Limited Partnership and Tenant, exclusive of any Leased Properties that, pursuant to Section 40.17 below or the corresponding section of such Amended and Restated Master Lease Agreement No. 4 or of any New Lease derived, directly or indirectly, therefrom, are transferred into a New Master Lease in accordance with the requirements of any such Section 40.17.”

(c)	The definition of “Medicaid” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “XVIII” and substituting in its place a reference to “XIX”.

(d)	The definition of “Tax Refund Escrow Agreement” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas Realty, Limited Partnership.”

(e)	The penultimate sentence of Section 6.2 of the Lease is hereby amended by deleting therefrom the words “disposed of in accordance” and substituting in their place the words “dispose of the same in accordance”.

(f)	The second sentence of Section 22.1 of the Lease is hereby amended and restated in its entirety as follows: “Lessor has heretofore approved the Leasehold Mortgages dated April 20, 2001 securing the Tenant Senior Secured Notes and the Exit Financing, provided that such approval shall not constitute an agreement by Lessor to be bound by the terms of any such Leasehold Mortgage.”

(g)

The last sentence of Section 25.1.11 of the Lease is hereby amended and restated in its entirety as follows: “To the extent that any of the Master Lease Leased Properties are the subject of a New Lease derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 4, Tenant shall continue to have the right to assign or sublet such Master Lease Leased Properties upon compliance with this Section 25.1.11 or the corresponding section of such New Lease, as applicable, but such right to assign or sublet, whether under Section 25.1.11 of Amended and Restated Master Lease Agreement No. 4 or the

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corresponding section of any and all New Leases derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 4, shall never exceed ten percent (10%) in the aggregate of the nursing centers included within the Master Lease Leased Properties or two (2) hospitals included within the Master Lease Leased Properties.”

(h)	Article XXVI of the Lease is hereby amended by adding thereto the following new Section 26.4: “Section 26.4 Non-Ventas Lessors. Notwithstanding anything to the contrary contained in this Article XXVI, if and for so long as the lessor under this Lease is not a Ventas Lessor, Tenant (a) shall not be required under this Lease to provide to such non-Ventas Lessor Facility-specific information related to Facilities or Leased Properties which are not included in this Lease, (b) shall exclude from consolidated facility information that is required under Section 26.1 of this Lease facility information which relates to Facilities or Leased Properties not included in this Lease, and (c) shall continue to be required to provide information relative to Tenant, as opposed to Leased Properties and Facilities, on the same basis as such information is provided to a Ventas Lessor.”

(i)	Section 36.1.1 of the Lease is hereby amended by deleting therefrom the reference to “general partner” and substituting in its place a reference to “Affiliate.”

(j)	Section 40.14(i)(D) of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc. or Lessor.”

(k)	Section 40.15(a)(xi) of the Lease is hereby amended and restated in its entirety as follows: “If the New Lease relates to a single Leased Property, the New Lease shall provide that (1) because, for example, such New Lease may thereafter be amended by agreement of Lessor and Tenant to include one or more other leased properties or such New Lease may thereafter be combined with a Second Lease pursuant to Section 40.18 of such new Lease, with such New Lease as the Section 40.18 Lease, Lessor and Tenant under such New Lease have, in creating such New Lease as a “New Lease” under Section 40.15 of one of the other Combined Leases, nevertheless retained in such New Lease references to multiple Leased Properties and provisions and terms that apply to multiple Leased Properties and (2) without limitation of and subject to Sections 16.10, 19.1, 25.1.11 and 40.18 of such New Lease and all other leases demising any of the Master Lease Leased Properties, for so long as such New Lease relates to a single Leased Property, the aforesaid references to multiple Leased Properties, and the aforesaid provisions and terms applicable to multiple Leased Properties, shall, if the context so requires in light of such New Lease relating to only a single Leased Property, be treated as references to a single Leased Property or as provisions and terms applicable to a single Leased Property”.

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ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing
131	Harrison Health and Rehabilitation Center	554,358.95	1.6163%
146	Rose Manor Health Care Center	511,516.73	1.4914%
148	Village Square Nursing & Rehab Center	518,231.38	1.5110%
158	Bellingham Health Care & Rehab Center	424,724.22	1.2384%
209	Valley View Health Care Center	363,466.55	1.0597%
213	Wildwood Healthcare Center	1,691,980.96	4.9332%
225	Aspen Park Healthcare	148,069.28	0.4317%
277	Rosewood Health Care Center	1,132,231.46	3.3012%
290	Bremen Health Care Center	550,759.08	1.6058%
350	Valley Healthcare & Rehab Center	550,495.50	1.6051%
481	South Central Wyoming HC & Rehab	280,120.81	0.8167%
503	Brigham Manor Nursing & Rehab Center	192,897.71	0.5624%
517	Oakwood Rehab & Nursing Center	329,163.20	0.9597%
526	The Eliot Healthcare Center	350,119.08	1.0208%
542	Den-Mar Rehab & Nursing Center	522,390.11	1.5231%
546	Winship Green Nursing Center	244,054.45	0.7116%
559	Birchwood Terrace Healthcare	713,304.13	2.0798%
566	Windsor Rehab & Healthcare Center	265,898.55	0.7753%
569	Chillicothe Nursing & Rehab Center	574,490.60	1.6750%
570	Pickerington Nursing & Rehab Center	410,819.37	1.1978%
571	Logan Health Care Center	850,218.66	2.4790%
583	Embassy House Skilled Nursing & Rehab	289,331.65	0.8436%
585	Great Barrington Rehab & Nursing Center	107,332.76	0.3129%
723	Guardian Care of Rocky Mount	561,080.28	1.6359%
746	Homestead Health Care & Rehab Center	1,524,912.77	4.4461%
765	Eastview Medical & Rehab Center	578,275.46	1.6861%
771	Kennedy Park Med. & Rehab Center	366,948.96	1.0699%
785	Hillcrest Health Care Center	880,574.44	2.5675%
787	Woodland Terrace Health Care Facility.	559,752.38	1.6320%
791	Whitesburg Gardens Health Care Center	1,401,046.28	4.0850%
802	Bridgepark Center for Rehab & Nursing Services	1,135,794.24	3.3116%

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Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing
853	Kachina Point Health Care & Rehab	760,845.56	2.2184%
859	Castle Garden Care Center	977,794.12	2.8509%
864	Harrodsburg Health Care Center	591,633.09	1.7250%
1221	Courtland Gardens Health Center Inc.	1,028,207.23	2.9979%
1231	Oak Hills Nursing & Rehab Center	1,279,317.03	3.7301%
1238	Tucker Nursing Center	683,823.17	1.9938%
4614	Kindred Hospital Philadelphia	826,358.39	2.4094%
4645	Kindred Hospital So. Florida Ft. Lauderdale Campus	2,295,172.94	6.6920%
4658	Kindred Hospital Tucson	529,147.83	1.5428%
4664	Kindred Hospital Albuquerque	751,192.10	2.1902%
4665	Kindred Hospital Denver	1,918,773.36	5.5945%
4666	Kindred Hospital New Orleans	503,681.62	1.4686%
4685	Kindred Hospital Houston	2,881,322.92	8.4010%
4871	Kindred Hospital Chicago Lakeshore Campus	685,875.53	1.9998%

	Total	34,297,504.89	100.0000%

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ATTACHMENT 2

EXHIBIT D

Renewal Groups

Master Lease #4

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	4645	Kindred Hospital - South Florida - Ft. Lauderdale	Ft. Lauderdale	FL	April 30, 2013	#1
2	4685	Kindred Hospital – Houston	Houston	TX	April 30, 2013	#1
3	350	Valley Gardens HC & Rehab.	Stockton	CA	April 30, 2013	#1
4	148	Village Square Nsg. & Rehab. Ctr.	San Marcos	CA	April 30, 2013	#1
5	566	Windsor Rehab. & Healthcare Center	Windsor	CT	April 30, 2013	#1
6	225	Moscow Care Center	Moscow	ID	April 30, 2013	#1
7	209	Valley View Health Care Center	Elkhart	IN	April 30, 2013	#1
8	585	Great Barrington Rehab. & Nsg. Ctr.	Great Barrington	MA	April 30, 2013	#1
9	146	Rose Manor Health Care Center	Durham	NC	April 30, 2013	#1
10	481	South Central Wyoming HC & Rehab.	Rawlins	WY	April 30, 2013	#1
11	4658	Kindred Hospital – Tuscon	Tuscon	AZ	April 30, 2008	#2
12	853	Kachina Point Health Care & Rehab.	Sedona	AZ	April 30, 2008	#2
13	859	Castle Garden Care Center	Northglenn	CO	April 30, 2008	#2
14	526	Brittany Healthcare Center	Natick	MA	April 30, 2008	#2
15	546	Winship Green Nursing Center	Bath	ME	April 30, 2008	#2
16	569	Chillicothe Nursing & Rehab. Center	Chillecothe	OH	April 30, 2008	#2
17	802	Bridgepark Ctr. For Rehab. & Nsg. Sv.	Akron	OH	April 30, 2008	#2
18	158	Bellingham Health Care & Rehab. Svc.	Bellingham	WA	April 30, 2008	#2
19	771	Kennedy Park Medical & Rehab. Ctr.	Schofield	WI	April 30, 2008	#2
20	4614	Kindred Hospital – Philadelphia	Philadelphia	PA	April 30, 2010	#3

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	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
21	1221	Courtland Gardens Health Ctr., Inc.	Stamford	CT	April 30, 2010	#3
22	503	Brigham Manor Nursing & Rehab. Ctr.	Newburyport	MA	April 30, 2010	#3
23	517	Oakwood Rehab. & Nursing Center	Webster	MA	April 30, 2010	#3
24	542	Den-Mar Rehab. & Nursing Center	Rockport	MA	April 30, 2010	#3
25	583	Embassy House Sk. Nsg. & Rehab.	Brockton	MA	April 30, 2010	#3
26	1231	Oak Hill Nursing & Rehab. Ctr.	Pawtucket	RI	April 30, 2010	#3
27	559	Birchwood Terrace Healthcare	Burlington	VT	April 30, 2010	#3
28	4871	Kindred Hospital - Lakeshore	Chicago	IL	April 30, 2010	#3
29	4666	Kindred Hospital - New Orleans	New Orleans	LA	April 30, 2010	#3
30	791	Rehab. & Health. Ctr. of Huntsville	Huntsville	AL	April 30, 2010	#3
31	1238	Tucker Nursing Center	Tucker	GA	April 30, 2010	#3
32	723	Guardian Care of Rocky Mount.	Rocky Mount	NC	April 30, 2010	#3
33	570	Pickerington Nursing & Rehab. Ctr.	Pickerington	OH	April 30, 2010	#3
34	571	Logan Health Care Center	Logan	OH	April 30, 2010	#3
35	4664	Kindred Hospital – Albuquerque	Albuquerque	NM	April 30, 2010	#5
36	4665	Kindred Hospital – Denver	Denver	CO	April 30, 2010	#5
37	213	Wildwood Healthcare Center	Indianapolis	IN	April 30, 2010	#5
38	290	Bremen Health Care Center	Bremen	IN	April 30, 2010	#5
39	277	Rosewood Health Care Center	Bowling Green	KY	April 30, 2010	#5
40	785	Hillcrest Health Care Center	Owensboro	KY	April 30, 2010	#5
41	787	Woodland Terrace Health Care Fac.	Elizabethtown	KY	April 30, 2010	#5
42	864	Harrodsburg Health Care Center	Harrodsburg	KY	April 30, 2010	#5
43	746	Homestead Health Care & Rehab. Ctr.	Lincoln	NE	April 30, 2010	#5
44	765	Eastview Medical & Rehab. Center	Antigo	WI	April 30, 2010	#5
45	131	Harrison Health and Rehabilitation Center	Corydon	IN	April 30, 2010	#5

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